[LOGO]
                                             345 Park Avenue (at 51st Street)
                                                     New York, New York 10154
                                                               (800) 349-4281

The Argentina Fund, Inc.

                                                                June 17, 1999

To the Stockholders:

    The Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") is to be held at 9:00 a.m., eastern time, on Tuesday, July 27, 1999 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

    At the Annual Meeting, the stockholders will elect one Director and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,


/s/Nicholas Bratt
Nicholas Bratt
Chairman of the Board
and President


--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                            The Argentina Fund, Inc.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Argentina Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 9:00 a.m., eastern time, for the following purposes:

          (1) To elect one Director of the Fund to hold office for a term of three years or until his successor shall have been duly elected and qualified;

          (2) To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending October 31, 1999.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 10, 1999 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             John Millette, Secretary
June 17, 1999

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Argentina Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999, at 9:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

    This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 17, 1999, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

    The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting.

    Holders of record of the common stock of the Fund at the close of business on June 10, 1999 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,284,370 shares of common stock outstanding on the Record Date.

    The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1998, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTOR

    Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the one nominee listed below as a Director of the Fund to serve for a term of three years, or until his successor is duly elected and qualified. The nominee has consented to stand for election and to serve if elected. If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.

Information Concerning The Nominee

     The following table sets forth certain information concerning the nominee as a Director of the Fund. The nominee is not currently a Director of the Fund. Unless otherwise noted, the nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I--Nominee to serve until 2002 Annual Meeting of Stockholders:


                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First       Beneficially       Percent
                             Employment and Directorships        Became a          Owned on           of
      Name (Age)              in Publicly Held Companies         Director      March 31, 1999(1)     Class
      ----------              --------------------------         --------      -----------------     -----

Kenneth C. Froewiss (53)  Visiting  Professor of Finance,  Stern      --              --               --
                          School   of    Business,    New   York
                          University;  Managing  Director,  J.P.
                          Morgan  (investment   banking  firm  )
                          (until 1996).

Information Concerning Continuing Directors

    The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.


Class II--Directors to serve until 2000 Annual Meeting of Stockholders:
--------


                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First       Beneficially       Percent
                             Employment and Directorships        Became a          Owned on           of
      Name (Age)              in Publicly Held Companies         Director      March 31, 1999(1)     Class
      ----------              --------------------------         --------      -----------------     -----

Nicholas Bratt (50)*+     President;    Managing   Director   of    1997           1,769         Less than
                          Scudder Kemper Investments,  Inc.; and                                 1/4 of 1%
                          Director,   Korea   Society   (private
                          society).  Mr.  Bratt  serves  on  the
                          boards of certain  other funds managed
                          by Scudder Kemper.

Javier A. Gonzalez        Chairman,   Argentine   Institute   of    1996            --              --
    Fraga (50)            Capital   Markets;   Vice   President,
                          Buenos  Aires  Stock  Exchange  (until
                          May 1999).



Class III--Directors to serve until 2001 Annual Meeting of Stockholders:
---------


                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First       Beneficially       Percent
                             Employment and Directorships        Became a          Owned on           of
      Name (Age)              in Publicly Held Companies         Director      March 31, 1999(1)     Class
      ----------              --------------------------         --------      -----------------     -----

Ronaldo A. da Frota       Director and Chief Executive  Officer,    1991           1,116         Less than
    Nogueira (60)         IMF    Editora    Ltda.     (financial                                 1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Susan Kaufman             Vice   President,   Council   of   the    1991            200          Less than
    Purcell (56)          Americas;  Vice  President,   Americas                                 1/4 of 1%
                          Society;   Director,   Valero   Energy
                          Corp.  Dr. Purcell serves on the board
                          of  one  additional  fund  managed  by
                          Scudder Kemper.

All Directors and Officers as a group                                              3,085         Less than
                                                                                                 1/4 of 1%

* Person considered by the Fund and its counsel to be an "interested person," which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), of the Fund or of the Fund's investment manager. Mr. Bratt is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both.

+ Mr. Bratt and Mr. Wilson Nolen, who is not standing for reelection, are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended,  and
Section 30(h) of the 1940 Act, as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1998, all filing requirements applicable to its reporting persons were complied with except that Form 3 on behalf of Federico Marini of SGN was filed late.

    According to filings with the SEC on Schedule 13G made in February 1999, President and Fellows of Harvard College, c/o Harvard Management Company, Inc. 600 Atlantic Avenue, Boston, Massachusetts 02110 reported beneficial ownership of 825,000 shares, or 8.9% of the Fund's outstanding shares; and OTR nominee for The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215, reported beneficial ownership of 1,112,000 shares, or 11.96% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of March 31, 1999 no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Director

     Jose E. Rohm serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Rohm served as a Director of the Fund since 1991 and resigned from the Board in 1997.

Committees of the Board--Board Meetings

    The Board of Directors of the Fund met four times during the fiscal year ended October 31, 1998. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Fraga, who attended 25% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

    The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 23, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on March 12, 1999 to consider and to nominate the nominees as set forth above.

Executive Officers

     In addition to Mr. Bratt, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;               Year First Became
         Name (Age)                    Principal Occupation or Employment (1)             an Officer (2)
         ----------                    --------------------------------------             --------------

Paul J. Elmlinger (40)        Vice President and Assistant Secretary; Managing                 1991
                              Director of Scudder Kemper Investments, Inc.

Bruce H. Goldfarb (34)        Vice President and Assistant Secretary; Senior Vice              1997
                              President of Scudder Kemper Investments, Inc. since
                              February 1997;  previously  practiced law with the
                              law firm of Cravath, Swaine & Moore.

Judith A. Hannaway (44)       Vice President; Senior Vice President of Scudder Kemper          1997
                              Investments, Inc. since February 1995; previously a
                              Senior Vice President in the Investment Banking Group of
                              Kidder Peabody & Company.

John R. Hebble (41)           Treasurer; Senior Vice President of Scudder Kemper               1998
                              Investments, Inc.

John Millette (36)            Vice President and Secretary; Assistant Vice President           1999
                              of Scudder Kemper Investments, Inc. since September
                              1994; previously employed by the law firm Kaye, Scholer,
                              Fierman, Hays & Handler.

Ann M. McCreary (42)          Vice President; Managing Director of Scudder Kemper              1998
                              Investments, Inc.

Caroline Pearson (37)         Assistant Secretary; Senior Vice President of Scudder            1998
                              Kemper Investments, Inc. since September 1997;
                              previously practiced law with the law firm of Dechert
                              Price & Rhoads.

Kathryn L. Quirk (46)         Vice President and Assistant Secretary; Managing                 1991
                              Director of Scudder Kemper Investments, Inc.

Paul H. Rogers (43)           Vice President; Vice President of Scudder Kemper                 1997
                              Investments, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

    The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $69,384, including expenses, during the fiscal year ended October 31, 1998. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following  Compensation Table, provides in tabular form, the following data:

Column (1) All  Directors  who receive  compensation  from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder Kemper.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1998
---------------------------------------------------------------------------------------------------------------
         (1)                     (2)                     (3)              (4)                  (5)
                                                                                    Aggregate Compensation as
                              Aggregate                                             a Director/Trustee of the
                             Compensation                              Estimated    Fund and Other Scudder
                      as a Director of the Fund       Pension or         Annual              Funds
                                                 Retirement Benefits    Benefits
   Name of Person,      Paid by      Paid by      Accrued as Part of      Upon       Paid by       Paid by
      Position           Fund        Scudder*       Fund Expenses      Retirement     Funds       Scudder*
---------------------------------------------------------------------------------------------------------------

Javier A. Gonzalez      $7,575          $ --              N/A              N/A        $7,575        $ --
Fraga, Director                                                                      (1 fund)

Ronaldo A. da Frota     $10,375         $ --              N/A              N/A        $38,400       $ --
Nogueira, Director                                                                   (3 funds)

Wilson Nolen,           $15,000         $ --              N/A              N/A        $189,075      $6,375
Director                                                                             (21 funds)

Susan Kaufman           $12,250         $ --              N/A              N/A        $25,100       $ --
Purcell, Director                                                                    (2 funds)


* During 1998 Scudder Kemper voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Zurich Insurance Company and B.A.T Industries p.l.c., which was consummated on September 8, 1998.


Required Vote

    Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

At a meeting held on May 26, 1999, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1999. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President, Chief Investment Officer and Director, Laurence Cheng* is a Director, Gunther Gose* is a Director and William H. Bolinder[ is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as the Chairman and Chief Executive Officer of Zurich Financial Services Group ("Zurich"); the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

------------------------
*   Mythenquai 2, Zurich, Switzerland
#   345 Park Avenue, New York, New York
[   1400 American Lane, Schaumburg, Illinois

         On September 7, 1998, the businesses of the Zurich Group (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. Zurich Financial Services Group is 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of Zurich Financial Services Group and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW1A 1RW, United Kingdom.

    The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

Brokerage Commissions on Portfolio Transactions

    To the maximum extent feasible Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

    The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 27, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by February 17, 2000. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2000 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before May 3, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette
Secretary

345 Park Avenue
New York, New York 10154

June 17, 1999

PROXY                      THE ARGENTINA FUND, INC.                        PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 27, 1999

   The undersigned hereby appoints Nicholas Bratt, Bruce H. Goldfarb and Kathryn
L. Quirk and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Argentina Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Argentina Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 27, 1999 at 9:00 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.  The election of a Director;                        WITHHOLD AUTHORITY
    FOR the nominee listed below  /___/                     to vote for the nominee listed below   /___/

    Nominee: Class I:  Kenneth C. Froewiss

 2.  Ratification of the selection of PricewaterhouseCoopers LLP as independent     FOR /___/   AGAINST /___/   ABSTAIN /___/
     accountants.
                                                       (continued on other side)


     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                       Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                              --------------------------------------------------
                                        (Signature of Stockholder)


                              --------------------------------------------------
                                     (Signature of joint owner, if any)

                              Date                                    , 1999
                                   -----------------------------------

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED